UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 7, 2020

GP Strategies Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-7234			52-0845774
(Commission File Number)			(IRS Employer Identification No.)

70 Corporate Center
11000 Broken Land Parkway, Suite 200,	Columbia	MD	21044
(Address of Principal Executive Offices)			(Zip Code)

(443) 367-9600
(Registrant’s Telephone Number, Including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GPX	NYSE (New York Stock Exchange)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 13, 2020, the Company filed a Current Report on Form 8-K reporting that the Company and its Executive Vice President, General Counsel and Secretary Kenneth L. Crawford mutually agreed that Mr. Crawford would step down as Executive Vice President, General Counsel and Secretary of the Company and that the Company and Mr. Crawford were finalizing the terms of a transition, retirement and separation agreement, including the effective date.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Agreement with Mr. Crawford

On August 28, 2020, the Company and Mr. Crawford entered into the transition, retirement and separation agreement, initially mentioned in the Form 8-K.

The agreement provides that Mr. Crawford’s last day of employment with the Company will be September 1, 2020. It also provides that after the end of his employment, he will make himself reasonably available to provide assistance as requested by the Company relating to the transition of his responsibilities and any other issues. The agreement also provides that Mr. Crawford may provide consulting services to the Company in addition to transition related matters at an hourly rate.

The Separation Agreement provides that the Company will provide Mr. Crawford with certain severance benefits, including that the Company will pay him severance pay at his current base annual salary rate through August 31, 2021, and the Company will continue to provide health and certain other benefits (or the cash value of those benefits) until the end of the severance period. The Company’s obligations under the agreement are conditioned on receiving from Mr. Crawford a general release related to his employment with the Company.

The description of Mr.Crawford’s agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the agreement. A copy of the agreement will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GP STRATEGIES CORPORATION

Date: September 3, 2020	/s/ James L. Galante
James L. Galante
Senior Vice President, General Counsel and Secretary